Investment In Equity Security	12 Months Ended
Dec. 31, 2025
Investment In Equity Security [Abstract]
INVESTMENT IN EQUITY SECURITY

5. INVESTMENT IN EQUITY SECURITY

Preferred Stock Purchase

In April 2025, BGHL entered into a Preferred Stock Purchase Agreement to purchase 110,000 preference shares of Perception Capital Corp. IV from BCMP Services Limited (“BCMP”), an entity jointly owned by the CEO of BGHL and a significant shareholder of BGHL, for a total consideration of $126,385, which was BCMP’s cost basis. In April 2025, BGHL issued options over 17,500 of these preference shares to employees at an exercise price $1.15 per preference share with an option term of five years. The Preference Shares were convertible on a 1-to-20 basis into Class A ordinary shares for an effective price of approximately $0.06 per Class A Ordinary Share. At the close of the Business Combination, the preference shares were converted into 2,200,000 Class A ordinary shares of which options are granted over 350,000 Class A ordinary shares.

On December 12, 2025, the Company entered into a Securities Purchase Agreement with BCMP, pursuant to which the Company resold 1,850,000 Class A ordinary shares to BCMP for a total proceeds of $106,278, being the original purchase price of the shares. At December 31, 2025, BGHL owns 350,000 of the shares originally purchased under the Preferred Stock Purchase Agreement.

BGHL concluded that its investment in shares are not in substance Class A ordinary shares and accounted for the investment at cost and subsequently eliminated in consolidation. The options for the shares are recorded at fair value and for the year ended December 31, 2025, $50,750 was expensed in the consolidated statements of operations with the corresponding compensation liability included in accrued expenses and other current liabilities on the consolidated balance sheets.